Exhibit 99.1

AGREEMENT REGARDING THE JOINT FILING OF SCHEDULE 13D

The undersigned hereby agree as follows:

(i)	Each of them is eligible to use the Schedule 13D to which this Exhibit is attached, and such Schedule 13D is filed on behalf of each of them; and

(ii)	Each of them is responsible for the timely filing of such Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

Date: September 18, 2014

PP IV MOUNTAIN PASS II, LLC

By:	Pegasus Investors IV, L.P., its managing member

By:	Pegasus Investors IV GP, L.L.C., its general partner

By:	/s/ Alec Machiels
Name: Alec Machiels
Title: Vice President

PP IV MP AIV 1, LLC

By:	Pegasus Investors IV, L.P., its managing member

By:	Pegasus Investors IV GP, L.L.C., its general partner

By:	/s/ Alec Machiels
Name: Alec Machiels
Title: Vice President

Exhibit 99.1

PP IV MP AIV 2, LLC

By:	Pegasus Investors IV, L.P., its managing member

By:	Pegasus Investors IV GP, L.L.C., its general partner

By:	/s/ Alec Machiels
Name: Alec Machiels
Title: Vice President

PP IV MP AIV 3, LLC

By:	Pegasus Investors IV, L.P., its managing member

By:	Pegasus Investors IV GP, L.L.C., its general partner

By:	/s/ Alec Machiels
Name: Alec Machiels
Title: Vice President

PEGASUS PARTNERS IV, L.P.

By:	Pegasus Investors IV, L.P., its general partner

By:	Pegasus Investors IV GP, L.L.C., its general partner

By:	/s/ Alec Machiels
Name: Alec Machiels
Title: Vice President

PEGASUS PARTNERS IV (AIV), L.P.

By:	Pegasus Investors IV, L.P., its general partner

By:	Pegasus Investors IV GP, L.L.C., its general partner

By:	/s/ Alec Machiels
Name: Alec Machiels
Title: Vice President

Exhibit 99.1

PEGASUS INVESTORS IV, L.P.

By:	Pegasus Investors IV GP, L.L.C., its general partner

By:	/s/ Alec Machiels
Name: Alec Machiels
Title: Vice President

PEGASUS INVESTORS IV GP, L.L.C.

By:	/s/ Alec Machiels
Name: Alec Machiels
Title: Vice President

PEGASUS CAPITAL LLC

By:	/s/ Craig Cogut
Name: Craig Cogut
Title: President

/s/ Craig Cogut
Craig Cogut

Exhibit 99.1